Prospectus Supplement
John Hancock Capital Series
John Hancock Classic Value Fund (the fund)
Supplement dated June 3, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
As of July 1, 2024 (the Effective Date), Daniel L. Babkes will be added as a portfolio manager of the fund. As of the Effective Date, John J. Flynn, Richard S. Pzena, and Benjamin S. Silver, CFA, will continue to serve as portfolio managers of the fund, and together with Daniel L. Babkes, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following will be added to the fund’s portfolio manager information in the “Fund summary” section under the heading “Portfolio management”:
Daniel L. Babkes
Principal and Portfolio Manager
Managed the fund since 2024
Additionally, as of the Effective Date, the following will be added to the fund’s portfolio manager information in the “Fund details” section under the heading “Who’s who – Subadvisor”:
Daniel L. Babkes
●
Principal and Portfolio Manager
●
Managed the fund since 2024
●
Joined Pzena Investment Management, LLC. in 2016
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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Statement of Additional Information Supplement
John Hancock Capital Series
John Hancock Classic Value Fund (the fund)
Supplement dated June 3, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
As of July 1, 2024 (the Effective Date), Daniel L. Babkes will be added as a portfolio manager of the fund. As of the Effective Date, John J. Flynn, Richard S. Pzena, and Benjamin S. Silver, CFA, will continue to serve as portfolio managers of the fund, and together with Daniel L. Babkes, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information regarding Mr. Babkes supplements the information presented in Appendix B - Portfolio Manager Information, which provides additional information about the portfolio managers of the fund’s subadvisor, Pzena Investment Management, LLC:
Portfolio Managers and Other Accounts Managed
The following table provides information regarding other accounts for which Daniel L. Babkes has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Daniel L. Babkes’s investment in the fund and similarly managed accounts.
The following table provides information as of April 30, 2024:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Daniel L. Babkes	0	$0	3	$17	22	$118
Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Daniel L. Babkes	0	$0	0	$0	0	$0
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Daniel L. Babkes as of April 30, 2024. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Daniel L. Babkes’s ownership of fund shares is stated in the footnote that follows the table.
Portfolio Manager	Dollar Range of Shares Owned[1]
Daniel L. Babkes	$500,001–$1,000,000
1
As of April 30, 2024, Daniel L. Babkes beneficially owned $500,001–$1,000,000 of the fund.
Additionally, as of the Effective Date, the paragraph below found under “COMPENSATION” is amended and restated as follows:
Pzena’s compensation philosophy is to reward long-term superior performers with total compensation at or near the top quartile of the asset management industry. As with all investment professionals at Pzena, Mr. Babkes, Mr. Flynn, Mr. Pzena, and Mr. Silver are compensated through a combination of a fixed base salary, performance bonus, and equity ownership, if appropriate, due to superior personal performance. The time frame
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The Manufacturers Life Insurance Company and are used by its affiliates under license.

Pzena examines for bonus compensation is annual. Base pay is set to be in line with industry averages, and when setting the level of discretionary bonuses, a blend of quantitative and qualitative measures are considered; however, bonuses are not based on fund performance or assets of the fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always considers all of the contributions that an employee has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Ownership is provided to individuals who have contributed meaningfully to the long-term success of the organization, and is the primary tool used by Pzena for attracting and retaining the best people. Employees invited into the partnership generally receive an initial share grant at no cost to them and are subsequently offered opportunities to exchange cash compensation for additional shares. Equity ownership ties personnel to long-term performance as the value of their ownership stake depends on Pzena delivering superior long-term results to investors. Mr. Babkes, Mr. Flynn, Mr. Pzena, and Mr. Silver are equity owners of Pzena.
You should read this supplement in conjunction with the SAI and retain it for your future reference.